Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
DECEMBER, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.8985%



        Excess Protection Level
          3 Month Average  4.37%
          December, 2000  0.38%
          November, 2000  6.39%
          October, 2000  6.33%


        Cash Yield                                  19.83%


        Investor Charge Offs                        10.15%


        Base Rate                                   9.30%


        Over 30 Day Delinquency                     4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $ 57,190,978,436.47


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 5,990,287,874.98